UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 13, 2020

Intrepid Potash, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34025	26-1501877
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 17th Street, Suite 1050

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (303) 296-3006

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	IPI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in response to Item 8.01 is incorporated herein by reference.

Item 8.01 Other Events.

On August 10, 2020, the Board of Directors (the “Board”) of Intrepid Potash, Inc. (the “Company”) unanimously approved a reverse split of the Company’s common stock, par value $0.001 per share (“Common Stock”), at a ratio of one-for-ten (1:10) (the “Reverse Stock Split”), effective as of the close of business on August 13, 2020. At the market opening on August 14, 2020, the Company’s Common Stock will begin trading on the New York Stock Exchange on a split-adjusted basis.

To effect the Reverse Stock Split, on August 13, 2020 the Company filed a Certificate of Amendment to the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware.

The Company’s stockholders had previously approved a reverse split of the Company’s Common Stock at a ratio using a whole number ranging from one-for-three (1:3) to one-for-fifteen (1:15), with the exact ratio and effective time as may be determined at a later date by the Board in its sole discretion. The Company’s stockholders had previously approved a corresponding reduction in the number of authorized shares of common stock according to the criteria outlined in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 30, 2020. As a result of the Reverse Stock Split, every ten (10) shares of the Company’s Common Stock will be reclassified into, and automatically combined and changed into, one share of Common Stock. The Company’s trading symbol will remain unchanged, but the CUSIP number for the Company’s registered Common Stock will be changed to 46121Y201. Additionally, the total number of authorized shares of the Company’s Common Stock will be reduced to 40,000,000.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment to the Company’s Certificate of Incorporation, which is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Exhibits.

(d)       Exhibits.

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment to the Certificate of Incorporation
99.1	Press Release dated August 13, 2020
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTREPID POTASH, INC.

Date: August 14, 2020	By:	/s/ Matthew D. Preston
Name: Matthew D. Preston
Title: Vice President of Finance